SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

August 28, 2003
(Date of earliest event reported)

ACE CASH EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20774 (Commission file number)	75-2142963 (I.R.S. employer identification no.)

1231 Greenway Drive, Suite 600
Irving, Texas 75038
(Address of principal executive offices)

(972) 550-5000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit 99.1	Press release dated August 28, 2003.

Item 12. Results of Operations and Financial Condition.

     On August 28, 2003, Ace Cash Express, Inc. issued a press release announcing its earnings and other financial information for and as of the end of its fiscal year ended June 30, 2003. A copy of the press release is Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE CASH EXPRESS, INC

Dated: August 28, 2003	By:	/s/ WILLIAM S. MCCALMONT

William S. McCalmont Executive Vice President and CFO

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 28, 2003.

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